1 A TRANSFORMATIONAL PLACENTAL BIOLOGICS COMPANY Canaccord Genuity 42nd Annual Growth Conference August 2022

2 DISCLAIMER & CAUTIONARY STATEMENTS This presentation includes forward-looking statements. Statements regarding: (i) future sales or sales growth; (ii) our 2022 financial outlook and expectations for future financial results, including net sales and levels of selling, general and administrative expense; (iii) our expectations regarding the timing of clinical programs and trials; (iv) our expectations regarding the timing of new product launches; and (v) the effectiveness of amniotic tissue as a therapy for any particular indication or condition. Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," “goal,” “outlook,” "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements.

3 DISCLAIMER & CAUTIONARY STATEMENTS Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: (i) future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, and many other factors; (ii) the status, timing, results and expected results of the Company’s clinical trials and planned regulatory submissions, and our expectations regarding our ability to potentially accelerate the timing of any trial or regulatory submission, depend on a number of factors including favorable trial results, patient access, and our ability to manufacture in accordance with Current Good Manufacturing Practices (CGMP) and appropriate chemistry and manufacturing controls; (iii) the Company may change its plans due to unforeseen circumstances, or delays in analyzing and auditing results, and may delay or alter the timeline for future trials, analyses, or public announcements; (iv) our access to hospitals and health care provider facilities could be restricted as a result of the ongoing COVID-19 pandemic or other factors; (v) the results of scientific research are uncertain and may have little or no value; (vi) our ability to sell our products in other countries depends on a number of factors including adequate levels of reimbursement, market acceptance of novel therapies, and our ability to build and manage a direct sales force or third party distribution relationship; (vii) the effectiveness of amniotic tissue as a therapy for particular indications or conditions is the subject of further scientific and clinical studies; and (viii) we may alter the timing and amount of planned expenditures for research and development based on the results of clinical trials and other regulatory developments. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement.

LEADING PRODUCT PORTFOLIO POSITIONED FOR GROWTH

MDXG

$256.3M
TTM Net Sales

83.4%
TTM Gross Margin

($21.5M)
TTM Net Loss

$8.0M
TTM Adjusted EBITDA[1]

11.6%
Year-over-year Revenue growth in Wound Care & Surgical business[2]

800+
Employees[3]

$582M
Market Cap[4]

$72.5M
Cash at 6/30/22

2,000,000+
Allografts Distributed[5]
Purion.

EPIFIX® AMNIOFIX®
EPICORD® AMNIOCORD®

50+
Clinical & Scientific Publications

100%
National Payor Coverage for DFUs[6]

300M+
people worldwide suffering from hip and knee OA[7]

30M (U.S.)
with diabetes[8]

2.9M
chronic wounds[9]

In a recent peer-reviewed study, the average cost/episode with EPIFIX was
~$3000 less
versus other advanced treatments[10]

42%
of the low risk-of-bias studies in AHRQ assessment were on MIMEDX products[11]

(1) TTM refers to the trailing twelve months ended June 30, 2022, and is calculated for any measure by adding the results for the full year ended December 31, 2021 to the results for the six months ended June 30, 2022 and subtracting the results for the six months ended June 30, 2021; Adjusted EBITDA consists of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, net, (iv) income tax provision, (vi) costs incurred in connection with the Audit Committee Investigation and Restatement, (vii) impairment of intangible assets, and (viii) share-based compensation. Refer to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 filed with the SEC on August 2, 2022 for defined terms and reconciliation to the nearest GAAP measure. (2) Year-over-year growth based on sales of our Advanced Wound Care products, which excludes Section 351 products (as defined in our 2021 Annual Report) for 2Q 2022 compared to 2Q 2021. (3) As of December 31, 2021. (4) Based on closing stock price on August 9, 2022. Assumes conversion of Series B shares. (5) As of August 9, 2022; (6) UnitedHealthcare Commercial Medical Policy 2020T0592H; Aetna Policy: CPB# 331, Skin and Soft Tissue Substitutes; Anthem Policy: SURG.00011, Allogeneic, Xenographic, Synthetic and Composite Products for Wound Healing and Soft Tissue Graf ting; Cigna Policy: 0068, Tissue-Engineered Skin Substitutes; Humana Policy: HCS-0370-037, Skin and Tissue Substitutes. (7) Safiri S, Kolahi A, Smith E, et al. Global, regional and national burden of osteoarthritis 1990-2017: a systematic analysis of the Global Burden of Disease Study 2017Annals of the Rheumatic Diseases 2020;79:819-828. (8) Sen CK. Human Wounds and Its Burden: An Updated Compendium of Estimates. Adv Wound Care (New Rochelle). 2019; 8(2):39-48. doi:10.1089/wound.2019.0946; (9) BioMed GPS SmartTrak; (10) Tettelbach, WH, Armstrong, DG, Chang, TJ, et al. Cost-effectiveness of dehydrated human amnion/chorion membrane allografts in lower extremity diabetic ulcer treatment. Journal of Wound Care 2022 31:Sup2, S10-S31. (11) Snyder DL, et al. Agency for Healthcare Research and Quality. https://www.cms.gov/Medicare/Coverage/DeterminationProcess/downloads/id109TA.pdf. Published February 2020. Accessed October 13, 2021. AHRQ = Agency for Healthcare Research and Quality

4
MIMEDX

5 COMPELLING INVESTMENT THESIS Foundation Positioned for Growth 11-14% Mid-Term Growth Expectations On Track to Commence Registrational KOA Clinical Trial Program in 2022 View to Free Cash Flow

6 MIMEDX IS ON STRATEGY WITH STRONG COMMERCIAL MOMENTUM • Achieved strong year-over-year increase in key focus area of Surgical Recovery • Two new product launches on track for September • Preparing for Japan launch of PURION® engineered EPIFIX® later this year, as early as September; Reimbursement acceptance imminent • Scheduled Type B RMAT meeting with FDA in the third quarter; On track to enroll the first patient in our Knee Osteoarthritis clinical trial by year end • Business is generating the cash needed to fuel future investments 2Q 2021 2Q 2022 2Q 2021 2Q 2022 -1.9% +11.6% Net Sales $68.2M $66.9M $59.3M $66.2M Advanced Wound Care/Section 361 Net Sales Fourth Consecutive Quarter of Double Digit Revenue Growth in Continuing Portfolio Continuing Portfolio of Advanced Wound Care/Section 361 Products Section 351 Products RMAT = Regenerative Medicine Advanced Therapy

7 MIMEDX IS ON STRATEGY WITH STRONG COMMERCIAL MOMENTUM Net Sales Advanced Wound Care / Section 361 Net Sales Maintaining expectations of 11% to 14% growth in continuing portfolio in 2022 -1.9% $68.2M $66.9M Adjusted Net Sales1 (1) Adjusted Net Sales is a Non-GAAP measure defined as GAAP Net Sales less revenue recognized as a result of the Revenue Transition. Refer to the Appendix for reconciliation of GAAP Net Sales to Adjusted Net Sales. 2Q 2021 2Q 2022 TTM 2021 TTM 2022 -1.8% $68.2M $66.9M 2Q 2021 2Q 2022 TTM 2021 TTM 2022 -1.2% $68.2M $66.9M 2Q 2021 2Q 2022 TTM 2021 TTM 2022 $261M $256M $225M $254M$259M $256M $68.2M $66.9 $59.3M .2$67.9M $66.9M +12.7% +11.6%-1.5% Continuing Portfolio of Advanced Wound Care/Section 361 Products Section 351 Products

8 2Q 2022 FINANCIAL HIGHLIGHTS Net Sales $66.9M Gross Margin 82.3% Cash at 6/30/2022 $72.5M Net Loss $(10.9)M Includes: • $2.1M expense for 2022 annual meeting • $2.2M bad debt expense Estimated 2022 Revenue Growth 11-14%11.6% growth in continuing portfolio Adjusted EBITDA $(1.0)M Free Cash Flow $(1.4)M Expect to be Free Cash Flow neutral in 2022 2021 TTM 2022 TTM $254M$225M $34M $259M Net Sales in TTM $256M 2022 TTM demonstrates four consecutive quarters of double-digit revenue growth in continuing portfolio SG&A as % of Adjusted Net Sales 76% 72% 76% 79% 74% 79% 84% 83% 65% 70% 75% 80% 85% 90% 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Reported Expect the level of SG&A as percent of adjusted net sales to decline Continuing Portfolio of AWC Products Section 351 Products Includes: • $3.2M charge for Investigation, Restatement and Related Expenses AWC = Advanced Wound Care

9 Inorganic opportunities and future year new product launches would present additional upside opportunity Future year new product A Future year new product B Accretive Inorganic Opportunities 7.0% 11.0% 8.0% 2.0% 2.0% 14.0% 3.0% 3.0% Existing Products New Products/ Expansion International Overall Growth + + = MID-TERM GROWTH EXPECTATIONS DRIVEN BY TREATMENT TRANSFORMATION AND ONGOING PORTFOLIO INNOVATION Management estimates of annual revenue growth rate.

EXPANSION INTO SURGICAL RECOVERY MARKET PROPELS GROWTH

- **Tissue augmentation**
- **Barrier properties**
- **Surgical closure**

Growth Drivers:

Aging population

Increasing obesity

Awareness & penetration


Total Addressable Market
$1.3B
$0.9B
+10% Annual
2021
2026

BioMed GPS SmartTrak; 3rd party proprietary assessment; Management estimates

10

MIMEDX

11 BODY OF EVIDENCE ACROSS SPECIALTIES AND PROCEDURES Tissue augmentation Barrier properties Surgical closure DFU: 5 RCTs14-23 90%+ closure rates VLU: RCT13 70%+ closure rates Anastomotic Leak10 74%+ reduction in leak rate Prostatectomy12 Faster Recovery: 1.5X return to continence 2.5X return to potency ACL Reconstruction11 Early Maturation of hamstring autograft seen on MRI at 3 months and 6 months Endometriosis9 14 of 15 No adhesions in 2nd look patients where AMNIOFIX was placed Mohs8 Without EPIFIX: 19X rate poor cosmesis/revision 12X rate infection/reintervention Urethral Strictures5 67% Success despite multiple prior recurrences Burn6 Faster Resolution & Lower HTS & Contracture vs. STSG in pediatrics Posterior Lumbar Instrumentation7 4 of 5 had easily detachable tissue during epidural re-exploration 1. Gellhorn AC, Han A. The Use of Dehydrated Human Amnion/Chorion Membrane Allograft Injection for the Treatment of Tendinopathy or Arthritis: A Case Series Involving 40 Patients. PM R. 2017;9(12):1236-1243; 2. Alden KJ, Harris S, Hubbs B, Kot K, Istwan NB, Mason D. Micronized Dehydrated Human Amnion Chorion Membrane Injection in the Treatment of Knee Osteoarthritis-A Large Retrospective Case Series. J Knee Surg. 2021;34(8):841-845; 3. Zelen CM, Poka A, Andrews J. Prospective, randomized, blinded, comparative study of injectable micronized dehydrated amniotic/chorionic membrane allograft for plantar fasciitis—a feasibility study. Foot Ankle Int. 2013;34(10): 1332-1339; 4. Aufiero D, Sampson S, Onishi K, Botto-van Bemden, A. Treatment of Medial and Lateral Elbow Teninosis with an Injectable Amniotic Membrane Allograft – A Retrospective Case Series. J Pain Relief. 2016;5(3) http://dx.doi.org/10.4172/2167-0846.1000242. 5. Pariser J, Husainat M, Soto-Aviles O, Santucci R. PD33-05 Initial Experience of Injection of Dehydrated Human Amnion/Chorion on Outcomes of Urethrotomy for Recurrent Urethral Strictures. J Urology. 2018 Apr;199(4, Supplement):e652; 6. Ahuja N, Jin R, Powers C, Billi A, Bass K. Dehydrated Human Amnion Chorion Membrane as Treatment for Pediatric Burns. Adv Wound Care (New Rochelle). 2020;9(11):602-611; 7. Subach BR, Copay AG. The use of a dehydrated amnion/chorion membrane allograft in patients who subsequently undergo reexploration after posterior lumbar instrumentation. Adv Orthop. 2015; 2015:501202; 8. Toman J, Michael GM, Wisco OJ, Adams JR, Hubbs BS. Mohs Defect Repair with Dehydrated Human Amnion/Chorion Membrane. Facial Plast Surg Aesthet Med. 2022;24(1):48-53; 9. Dulemba J, Mirzakhani P, Istwan NB. Evaluation of Dehydrated Human Amnion/Chorion Membrane as an Adhesion Barrier in Women Undergoing Robotic Laparoscopy. Gynecol Obstet (Sunnyvale). 2016 Oct; 6:10; 10. Ortega FR, Choat D, Minnard E, Cohen J. Dehydrated Human Amnion/Chorion Membrane in Colorectal Anastomoses: A Retrospective Multi-Center Study. Poster session presented at: ACS Clinical Congress; Oct 22-26; San Diego, CA; 11. Levengood G. Arthroscopic-Assisted Anterior Cruciate Ligament Reconstruction Using Hamstring Autograft Augmented with a Dehydrated Human Amnion/Chorion Membrane Allograft: A Retrospective Case Report. Orthopedic & Muscular System. 2016;05. 10.4172/2161- 0533.1000213; 12. Patel VR, Samavedi S, Bates AS, et al. Dehydrated Human Amnion/Chorion Membrane Allograft Nerve Wrap Around the Prostatic Neurovascular Bundle Accelerates Early Return to Continence and Potency Following Robot-assisted Radical Prostatectomy: Propensity Score-matched Analysis. Eur Urol. 2015;67(6):977-980; 13. Tettelbach W, Cazzell S, Sigal F, et al. A multicentre prospective randomised controlled comparative parallel study of dehydrated human umbilical cord (EpiCord) allograft for the treatment of diabetic foot ulcers. Int Wound J. 2019;16(1):122-130; 14. Zelen CM, Serena TE, Denoziere G, Fetterolf DE. A prospective randomised comparative parallel study of amniotic membrane wound graft in the management of diabetic foot ulcers. Int Wound J. 2013;10(5):502-507; 15. Zelen CM. An evaluation of dehydrated human amniotic membrane allografts in patients with DFUs. J Wound Care. 2013;22(7):347-351; 16. Zelen CM, Serena TE, Fetterolf DE. Dehydrated human amnion/chorion membrane allografts in patients with chronic diabetic foot ulcers: A long-term follow-up study. Wound Medicine. 2014;4:1-4; 17. Zelen CM, Serena TE, Snyder RJ. A prospective, randomised comparative study of weekly versus biweekly application of dehydrated human amnion/chorion membrane allograft in the management of diabetic foot ulcers. Int Wound J. 2014;11(2):122- 128; 18. Zelen CM, Gould L, Serena TE, Carter MJ, Keller J, Li WW. A prospective, randomised, controlled, multi-centre comparative effectiveness study of healing using dehydrated human amnion/chorion membrane allograft, bioengineered skin substitute or standard of care for treatment of chronic lower extremity diabetic ulcers. Int Wound J. 2015;12(6):724-732; 19. Zelen CM, Serena TE, Gould L, et al. Treatment of chronic diabetic lower extremity ulcers with advanced therapies: a prospective, randomised, controlled, multi-centre comparative study examining clinical efficacy and cost. Int Wound J. 2016;13(2):272-282; 20. Tettelbach W, Cazzell S, Reyzelman AM, Sigal F, Caporusso JM, Agnew PS. A confirmatory study on the efficacy of dehydrated human amnion/chorion membrane dHACM allograft in the management of diabetic foot ulcers: A prospective, multicentre, randomised, controlled study of 110 patients from 14 wound clinics. Int Wound J. 2019;16(1):19-29; 21. Serena TE, Carter MJ, Le LT, Sabo MJ, DiMarco DT; EpiFix VLU Study Group. A multicenter, randomized, controlled clinical trial evaluating the use of dehydrated human amnion/chorion membrane allografts and multilayer compression therapy vs. multilayer compression therapy alone in the treatment of venous leg ulcers. Wound Repair Regen. 2014;22(6):688-693; 22. Bianchi C, Cazzell S, Vayser D, et al. A multicentre randomised controlled trial evaluating the efficacy of dehydrated human amnion/chorion membrane (EPIFIX®) allograft for the treatment of venous leg ulcers. Int Wound J. 2018;15(1):114-122; 23. Bianchi C, Tettelbach W, Istwan N, et al. Variations in study outcomes relative to intention-to-treat and per-protocol data analysis techniques in the evaluation of efficacy for treatment of venous leg ulcers with dehydrated human amnion/chorion membrane allograft. Int Wound J. 2019;16(3):761-767.

12 Particulate offers versatile form factor for use as paste or powder Retains key extracellular matrix components Launch September 2022 Wide range of sizes up to 9 cm x 20 cm Improved handling for surgical procedures Launch September 2022 Anticipate two new, organic products launched per year; future year new product launches would present additional upside opportunity 2022 LAUNCHES EXPAND PLACENTAL PORTFOLIO

13 LARGE POTENTIAL AS FIRST TO MARKET IN JAPAN WITH AMNIOTIC TISSUE FOR WOUND TREATMENT 126 Million Japan Population (2021) 626,000 Chronic Leg Ulcers 100,000 Addressable market 2021 2026 Total Addressable Market $0.7B $0.5B GlobalData Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; Management estimates Anticipate launch as early as September; Reimbursement acceptance imminent Key Milestones to Launch • First patient application • Finalize & train distributor partner • Leverage KOL network to facilitate market adoption

14 PIONEER IN PLACENTAL BIOLOGICS Distinct drivers of significant shareholder value with current and future growth potential Wound Care & Surgical Recovery Regenerative Medicine & Biologics Innovation

15 2022 OBJECTIVES SUPPORT CURRENT AND FUTURE GROWTH POTENTIAL R&D  Initiate KOA Clinical Trial Program  Increase Product Vitality Index  Advance body of scientific evidence Operations  Implement CGMP throughout supply chain  Leverage cost base through production efficiencies  Optimize quality, processes and scale Commercial  Achieve sustainable double-digit growth target  Expand international footprint, with initial launch in Japan  Launch two new products – AMNIOEFFECT™ and AXIOFILL™ CGMP = Current Good Manufacturing Practices; PCM = Placental Collagen Matrix

16 OUR PLACENTAL BIOLOGICS ARE TRANSFORMING MEDICINE AND PATIENTS’ LIVES

17 APPENDIX

18 SUMMARY BALANCE SHEETS Note: Some figures may not add to subtotals due to immaterial rounding differences. ($ millions) 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Assets Cash and Cash Equivalents 48.2 109.6 95.8 84.7 85.0 90.6 87.1 75.7 72.5 Accounts Receivable, net 30.1 33.0 35.4 35.4 37.2 36.5 40.4 37.7 37.7 Inventory 10.6 11.0 10.4 11.6 10.1 11.2 11.4 13.2 13.4 Other Current Assets 18.7 17.9 19.0 18.3 15.4 3.6 9.6 9.3 7.4 Total Current Assets 107.6 171.5 160.6 150.0 147.7 141.9 148.5 135.9 131.0 Property and Equipment, net 10.8 10.3 11.4 11.0 10.3 9.9 9.2 8.8 8.3 Other Assets 32.5 31.5 30.0 29.8 29.1 28.7 30.2 29.7 29.4 Total Assets 150.9 213.3 202.0 190.8 187.1 180.5 187.9 174.4 168.7 Liabilities and Stockholders’ Equity (Deficit) Current Liabilities 63.7 57.3 59.2 55.4 50.6 41.7 42.4 36.6 37.1 Long Term Debt, net 61.5 47.6 47.7 47.8 47.9 48.0 48.1 48.2 48.4 Other Liabilities 2.9 4.4 3.7 3.6 3.3 4.1 4.9 4.6 4.3 Total Liabilities 128.1 109.3 110.6 106.8 101.8 93.8 95.4 89.4 89.8 Convertible Preferred Stock 0.0 91.1 91.6 92.0 92.5 92.5 92.5 92.5 92.5 Stockholders’ Equity (Deficit) 22.9 12.9 (0.2) (8.0) (7.2) (5.8) 0.1 (7.4) (13.6) Total Liabilities and Stockholders’ Equity (Deficit) 150.9 213.3 202.0 190.8 187.1 180.5 187.9 174.4 168.7

19 SUMMARY INCOME STATEMENTS ($ millions) 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Net Sales 53.6 64.3 68.6 60.0 68.2 63.1 67.4 58.9 66.9 Cost of Sales 8.2 10.3 10.8 9.7 12.8 10.1 10.8 9.9 11.8 Gross Profit 45.4 54.0 57.8 50.3 55.4 53.0 56.6 49.0 55.1 Research & Development 2.3 3.4 3.4 4.3 4.1 4.3 4.6 6.0 5.5 Selling, General, and Administrative 37.3 48.0 48.8 45.4 53.6 46.3 53.1 49.6 55.8 Investigation, Restatement, and Related 11.4 12.0 20.4 7.2 (2.1) 3.2 (4.5) 2.6 3.2 Amortization of Intangible Assets 0.3 0.3 0.3 0.2 0.2 0.2 0.2 0.2 0.2 Impairment of Intangible Assets 0.0 0.0 1.0 0.0 0.0 0.0 0.1 0.0 0.0 Operating (Loss) Income (5.9) (9.7) (16.1) (6.8) (0.4) (1.0) 3.3 (9.3) (9.6) Loss on Extinguishment of Debt 0.0 (8.2) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Interest Expense, net (2.6) (1.5) (1.5) (1.5) (1.4) (1.0) (1.2) (1.1) (1.2) Pretax (Loss) Income (8.4) (19.4) (17.6) (8.3) (1.8) (2.0) 2.1 (10.4) (10.8) Income Tax Provision Benefit (Expense) 0.0 0.0 1.0 (0.1) 0.0 (0.3) 0.1 (0.1) (0.1) Net (Loss) Income (8.5) (19.4) (16.6) (8.4) (1.8) (2.3) 2.2 (10.5) (10.9) Note: Some figures may not add to subtotals due to immaterial rounding differences.

SUMMARY CASH FLOW STATEMENTS

($ millions)	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22
Net (Loss) Income	(8.5)	(19.4)	(16.6)	(8.4)	(1.8)	(2.3)	2.2	(10.5)	(10.9)
Share-Based Compensation	4.4	3.7	3.9	3.2	4.1	3.8	3.6	4.0	4.4
Depreciation	1.4	1.5	1.3	1.2	1.3	0.9	1.0	0.9	0.9
Other Non-Cash Effects	1.3	9.5	1.7	1.1	0.9	0.6	0.7	0.6	3.0
Changes in Assets	2.9	(1.8)	(6.2)	0.1	1.9	11.0	(9.5)	0.7	(0.7)
Changes in Liabilities	(4.7)	1.9	5.5	(3.9)	(4.8)	(7.6)	(1.3)	(5.9)	0.3
Net Cash Flows (Used in) Provided By Operating Activities	**(3.1)**	**(4.6)**	**(10.4)**	**(6.7)**	**1.6**	**6.4**	**(3.3)**	**(10.2)**	**(3.0)**
Purchases of Property and Equipment	(0.4)	(0.7)	(2.2)	(1.9)	(0.4)	(0.6)	(0.3)	(0.1)	(0.4)
Patent Application Costs	(0.1)	0.0	(0.1)	(0.2)	(0.0)	(0.1)	(0.0)	(0.1)	(0.0)
Other	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0
Net Cash Flows Used in Investing Activities	**(0.5)**	**(0.7)**	**(2.3)**	**(2.1)**	**(0.4)**	**(0.6)**	**(0.3)**	**(0.1)**	**(0.4)**
Preferred Stock Net Proceeds	0.0	93.4	(0.8)	0.0	0.0	0.0	0.0	0.0	0.0
Proceeds from Term Loan	10.0	49.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Repayment of Term Loan	(10.9)	(72.0)	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Prepayment Premium on Term Loan	0.0	(1.4)	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Deferred Financing Cost	0.0	(2.8)	(0.3)	0.0	0.0	0.0	0.0	0.0	0.0
Stock Repurchased for Tax Withholdings on Vesting of Restricted Stock	(0.8)	(0.1)	0.0	(3.2)	(1.4)	(0.2)	0.0	(1.2)	0.0
Proceeds from Exercise of Stock Options	0.0	0.1	0.0	0.9	0.5	0.0	0.0	0.2	0.2
Net Cash Flows (Used in) Provided By Financing Activities	**(1.8)**	**66.7**	**(1.1)**	**(2.3)**	**(0.9)**	**(0.2)**	**0.0**	**(1.0)**	**0.2**
Beginning Cash Balance	53.5	48.2	109.6	95.8	84.7	85.0	90.6	87.1	75.7
Change in Cash	(5.3)	61.4	(13.8)	(11.1)	0.3	5.6	(3.5)	(11.4)	(3.2)
Ending Cash Balance	**48.2**	**109.6**	**95.8**	**84.7**	**85.0**	**90.6**	**87.1**	**75.7**	**72.5**

Note: Some figures may not add to subtotals due to immaterial rounding differences.

20

MIMEDX

REVENUE DETAIL

($ millions)	Quarter									Trailing 12 Months				
	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	2Q21	3Q21	4Q21	1Q22	2Q22
Advanced Wound Care / Section 361[1]	45.8	55.1	59.4	51.5	59.3	62.3	66.9	58.4	66.2	225.3	232.5	240.0	246.9	253.8
Section 351[1]	6.1	8.2	8.7	8.2	8.6	0.5	0.3	0.4	0.6	33.7	26.0	17.6	9.8	1.9
Other[2]	1.7	1.0	0.5	0.3	0.3	0.3	0.1	0.1	0.1	2.1	1.4	1.0	0.8	0.5
Net Sales	**$ 53.6**	**$ 64.3**	**$ 68.6**	**$ 60.0**	**$ 68.2**	**$ 63.1**	**$ 67.4**	**$ 58.9**	**$ 66.9**	**$261.1**	**$259.9**	**$258.6**	**$257.5**	**$256.3**

(1) Section 361 includes Tissue + Cord sales. Section 351 includes Micronized + Particulate sales. Advanced Wound Care/Section 361 and Section 351 Sales are Non-GAAP metrics. These two metrics allow investors to better understand the trend in sales between the two different product groups. (2) Adjusted net sales excludes impact of Revenue Transition amounts. Adjusted net sales is a non-GAAP measurement. Our reported net sales, specifically those reported prior to and after the Transition, led to situations where we included revenue recognized on the cash basis and "as-shipped" basis in the same period. Management uses Adjusted Net Sales to provide comparative assessments and understand the trend in the Company's sales across periods exclusive of effects related to the Company's transition to revenue recognition at the point of shipment. (3) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2019 and 2020, and the respective Form 10-Qs for the noted quarterly periods. Note: some figures may not add to subtotals due to immaterial rounding differences.

21

MIMEDX

NON-GAAP METRICS RECONCILIATION

($ millions)	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22
Net Sales – Reported	53.6	64.3	68.6	60.0	68.2	63.1	67.4	58.9	66.9
Less: Revenue Transition Impact[1]	(1.7)	(1.0)	(0.5)	(0.3)	(0.3)	(0.3)	(0.1)		
Adjusted Net Sales	**51.9**	**63.3**	**68.1**	**59.7**	**67.9**	**62.8**	**67.3**	**58.9**	**66.9**
Gross Profit	45.4	54.0	57.8	50.3	55.4	53.0	56.6	49.0	55.1
Less: Revenue Transition Impact[1]	(1.5)	(0.9)	(0.4)	(0.2)	(0.3)	(0.3)	(0.1)		
Adjusted Gross Profit	**44.0**	**53.1**	**57.4**	**50.1**	**55.1**	**52.7**	**56.6**	**49.0**	**55.1**
Adjusted Gross Margin	**84.7%**	**84.0%**	**84.2%**	**83.9%**	**81.3%**	**83.9%**	**84.1%**	**83.2%**	**82.3%**
Adjusted EBITDA	11.7	7.8	10.8	5.0	3.1	7.0	3.6	(1.7)	(1.0)
Less: Capital Expenditures	(0.4)	(0.7)	(2.2)	(1.9)	(0.4)	(0.6)	(0.3)	(0.1)	(0.4)
Less: Patent Application Costs	(0.1)	0.0	(0.1)	(0.2)	(0.0)	(0.1)	(0.0)	(0.1)	(0.0)
Free Cash Flow	**11.2**	**7.1**	**8.5**	**2.9**	**2.7**	**6.3**	**3.3**	**(1.9)**	**(1.4)**

(1) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2019 and 2020, and the respective Form 10-Qs for the noted quarterly periods.
Note: Some figures may not add to subtotals due to immaterial rounding differences.

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ADJUSTED EBITDA RECONCILIATION

($ millions)	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22
Net (Loss) Income	**(8.5)**	**(19.4)**	**(16.6)**	**(8.4)**	**(1.8)**	**(2.3)**	**2.2**	**(10.5)**	**(10.9)**
Depreciation & Amortization	1.7	1.8	1.6	1.4	1.5	1.1	1.1	1.0	1.0
Interest Expense	2.6	1.5	1.5	1.5	1.4	1.0	1.2	1.1	1.2
Loss on Extinguishment of Debt	0.0	8.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Income Tax	0.0	0.0	(1.0)	0.1	(0.0)	0.3	(0.1)	0.1	0.1
EBITDA	**(4.2)**	**(7.9)**	**(14.5)**	**(5.5)**	**1.1**	**0.0**	**4.4**	**(8.3)**	**(8.6)**
Investigation, Restatement & Related	11.4	12.0	20.4	7.2	(2.1)	3.2	(4.5)	2.6	3.2
Impairment of Intangible Assets	0.0	0.0	1.0	0.0	0.0	0.0	0.1	0.0	0.0
Share-Based Compensation	4.4	3.7	3.9	3.2	4.1	3.8	3.6	4.0	4.4
Adjusted EBITDA[1]	**11.7**	**7.8**	**10.8**	**5.0**	**3.1**	**7.0**	**3.6**	**(1.7)**	**(1.0)**

Investigation, Restatement & Related:

- Audit Committee Investigation completed in 2Q19
- Restatement activities completed in 2Q20
- Going forward, remainder is legal costs for Company matters, resolution costs for Company matters, recoveries from insurance providers, and indemnification costs under agreements with former officers and directors

(1) Adjusted EBITDA consists of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, (iv) loss on extinguishment of debt, (v) income tax provision, (vi) costs incurred in connection with Audit Committee Investigation, Restatement, and Related; (vii) Impairment of intangible assets, and (vii) share-based compensation. Note: Some figures may not add to subtotals due to immaterial rounding differences.

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